BARCLAYS AMERICAS SELECT FRANCHISE CONFERENCE Aleem Gillani, Chief Financial Officer, SunTrust Banks, Inc. May 16, 2017 © 2017 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc.

2 The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2016 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. We reconcile those measures to GAAP measures within the presentation or in the appendix. In this presentation, we present net interest income and net interest margin on a fully taxable-equivalent (“FTE”) basis, and ratios on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. We believe this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation contains forward-looking statements. Statements regarding future levels of the efficiency ratio, future number of branches, and capital return are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “strategies,” “goals,” “initiatives,” “opportunity,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. They speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2016 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to stringent capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the monetary and fiscal policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our servicing assets and mortgages held for sale due to changes in interest rates; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; any reduction in our credit rating could increase the cost of our funding from the capital markets; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face risks as a servicer of loans; we are subject to risks related to delays in the foreclosure process; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we may face more intense scrutiny of our sales, training, and incentive compensation practices; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; we continually encounter technological change and must effectively develop and implement new technology; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; a failure in, or breach of, our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber-attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our goodwill; our financial instruments measured at fair value expose us to certain market risks; our stock price can be volatile; we might not pay dividends on our stock; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. IMPORTANT CAUTIONARY STATEMENT

3 Deposit Market Share in Respective Top 10 MSAs4 14% 6% SunTrust Peer Median SUNTRUST OVERVIEW SunTrust is a leading financial institution focused on meeting clients’ needs and improving their financial well-being. Our Company is differentiated by: Size Large enough to compete with the largest banks while still being able to serve our clients as “One Team” Diversity Strong regional bank with key national businesses, full product capabilities, and a diverse revenue mix Footprint Leading market shares in high growth markets (Southeast & Mid- Atlantic); supplemented by growing presence nationally Culture “Client First” culture centered on our purpose of Lighting the Way to Financial Well-Being Key Statistics (Rank)1,2 $28.0B Market Cap ~5.6MM Clients $206B (11th) Assets $163B (10th) Deposits $144B (10th) Loans 24,215 Teammates3 See appendix slide #22 for footnotes #2 of 12

4 GEOGRAPHIC PRESENCE Regional Businesses • Consumer Banking • Commercial and Business Banking • Consumer Lending (Home Equity, Credit Card) • Private Wealth Management • Retail Mortgage National Businesses • Corporate & Investment Banking • Commercial Real Estate & Pillar Financial • Consumer Lending (Auto, LightStream, Third Party Relationships) • Specialty Private Wealth Management • Correspondent Mortgage SunTrust has a well-diversified mix of regionally focused businesses (Southeast & Mid- Atlantic) and more nationally oriented businesses See appendix slide #22 for footnotes Note: Map is not representative of all SunTrust locations. Regional locations (Southeast and Mid-Atlantic) are generally cities with a significant retail and commercial presence. Cities outside of Southeast and Mid-Atlantic generally contain Wholesale Banking (CIB, CRE) offices Los Angeles San Francisco Dallas Houston Atlanta Orlando Miami Tampa Chicago Nashville Memphis Charlotte Richmond Baltimore New York Boston Ft. Lauderdale Raleigh-Durham Washington, DC San Diego Kansas City 15 of top 25 fastest job growth MSAs1 20% of total GDP2

5 8% 11% 26% 48% 62% 73% 2011 2012 2013 2014 2015 2016 INVESTMENT THESIS Consistent performance against strategic priorities Strong & Diverse Franchise; Investing in Growth Improving Efficiency & Returns Strong Capital Position Supports Growth (Dividends & share buybacks as a % of net income)    1 3 2 $0.94 $2.19 $2.74 $3.23 $3.58 $3.60 2011 2012 2013 2014 2015 2016 71.5% 66.9% 65.3% 63.3% 62.6% 62.0% 2011 2012 2013 2014 2015 2016 (Adjusted tangible efficiency ratio2) (Earnings per share1) 1. 2012 and 2013 values represent adjusted earnings per share. GAAP earnings per share for 2012 and 2013 were $3.59 and $2.41, respectively. Please refer to appendix slide #21 for GAAP reconciliations 2. 2011, 2012, 2013, and 2014 values represent the adjusted tangible efficiency ratio. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. Efficiency ratios (FTE) were 72.0%, 59.3%, 71.2%, 66.7%, 63.1% and 62.6% for 2011, 2012, 2013, 2014, 2015, and 2016 respectively. Please refer to appendix slide #19 for GAAP reconciliations 3. Source: Bloomberg. Reflects five years ended December 30, 2016. Peers include BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, WFC. Dividends assumed to be reinvested in security 5 Year (2011-2016) Total Shareholder Return: 237%; 105% above peer median3

STRONG & DIVERSE FRANCHISE Investing in Growth 1

7 MAKING INVESTMENTS IN GROWTH Consumer  Omni-Channel Strategy → Enhance and expand mobile, digital, & online platforms / capabilities (for clients and teammates) → Train and hire advisory personnel within branches → Expand ATM and Teller Connect network → Refurbish existing branches → Targeted new branch openings  Consumer Lending → LightStream: increase investments to allow for scale (talent, marketing, technology) → Credit Card: improve product offerings  Private Wealth Management → Train and hire new wealth advisors → Grow retail asset management capabilities → Enhance and expand online & digital capabilities of SummitView  Mortgage → Production: meet clients’ increased purchase needs → Servicing: targeted growth to leverage scale of servicing business Wholesale  Continued growth of corporate and investment banking (CIB) → Expand sub-industry verticals → Grow and invest further in advisory businesses (M&A / equity) → Expand product capabilities  Expand industry expertise outside of CIB into Commercial & Business Banking (CBB) and CRE → Further build out of industry verticals → Acquire and develop top talent in order to move up market (relationship managers, corporate finance specialists, industry specialists)  Technology → Ongoing investments in integrated ecosystem → Ongoing investments in a more efficient, user-friendly T&PS platform and overall product offerings  Integration of Pillar & Cohen Financial Strategic investments will drive future growth & improve profitability

8 2014 1Q 17 $44.0 $57.4 2014 1Q 17 $62.6 $72.5 2014 1Q 17 $404 $562 2014 LTM WHOLESALE BANKING Full Product Capabilities Industry Vertical Expertise Middle Market Focus OneTeam Approach Balance Sheet      Universal Banks      Regional Banks      Boutique Firms      SunTrust Wholesale Banking Investment banking income increased 7% in 2016 (9th consecutive record year) ~30% of this growth came from non-CIB clients (CBB, CRE, PWM) Continued Long-Term Growth Left Lead Relationships Average Loans ($B) Average Deposits ($B) Investment Banking Income ($MM) Emphasis on leveraging differentiated business model and working together as OneTeam to meet the capital markets needs of all Wholesale Banking clients

9 1,659 1,367 ~1,280 ~1,225 2011 2016 2Q17 2018 Savings from branch reductions fund investments in…. …resulting in a better overall client experience Enhanced branch exterior with expanded ATM and Teller Connect network Improved client experience within branches (more advisory personnel) Further enhanced and expanded online and mobile banking resources CONSUMER BANKING: OMNI-CHANNEL STRATEGY Full Service Branches Continued evolution towards a digitally-centered business enables branch reductions…

10 $2.0B $3.3B 1Q 16 1Q 17 SPOTLIGHT ON Good Risk-Adjusted Returns 5.24% Average Portfolio Yield2 0.43% LTM NCO 770+ Average FICO3 1.5–2 years Average Duration Loans from $5,000 to $100,000 Quick response time $ Money in your account as soon as 1 day 1 2 3 Simple three step process National Online Consumer Lending Platform with an Outstanding Client Experience Diverse, Growing Portfolio Average Balance1 Efficient & Scalable Platform See appendix slide #22 for footnotes 34% 12%25% 18% 11% Unsecured Auto Secured Auto Home Improvement Debt Consolidation Marine, RV, Other

IMPROVING EFFICIENCY & RETURNS 2

12 ADJUSTED TANGIBLE EFFICIENCY RATIO1 Revenue Growth Initiatives Outlined on Slide 7  Execute Omni-Channel strategy → 6% net branch reduction in 1H17 (relative to 12/31/16)  Streamline operations infrastructure; digitize end-to-end processes and leverage ongoing investments in technology  More effectively manage third-party relationships  More efficient deployment of human capital  Reduce volume-related costs within mortgage production The Path to <60% Reduced Expenses 71.5% 66.9% 65.3% 63.3% 62.6% 62.0% 61%-62% <60% 2011 2012 2013 2014 2015 2016 2017 Medium-Term Target (2019) 1. Efficiency ratios (FTE) were 72.0%, 59.3%, 71.2%, 66.7%, 63.1% and 62.6% for 2011, 2012, 2013, 2014, 2015, and 2016 respectively. Please refer to appendix slide #19 for GAAP reconciliations Target

13 0.78% 9.4%0.95% 11.1% ROA ROTCE 2013 LTM OPTIMIZING THE BALANCE SHEET TO ENHANCE RETURNS Notable Statistics  Commercial & Industrial Portfolio: 20+ industry sectors & LOB’s □ Maximum exposure to any sector3: 7% of loans  Consumer / Residential Portfolio4: Average FICO score of 750+ Return Improvement - Going Forward  Grow Consumer Lending  Maintain focus on relationship returns / client ROE in Wholesale Banking  Increase capital returns to shareholders  Improve efficiency ratio See appendix slide #22 for footnotes Commercial & Industrial 48% Residential Mortgage (Non-Guaranteed) 18% Maintain Diversity1 Improve Returns 2

14 4.6% 5.5% STI Peer Median 4.5% 5.1% STI Peer Median 4.5% 5.4% STI Peer Median STRONG CREDIT QUALITY #2 of 12 1Q 17 Nonperforming Loan Ratio1 1Q 17 Net Charge-Off Ratio 9-Quarter Loan Loss Rates in Federal Reserve Severely Adverse Economic Scenario (DFAST)2 #2 of 12 #1 of 12 See appendix slide #22 for footnotes 0.19% 0.22% 0.23% 0.27% 0.32% 0.32% 0.33% 0.38% 0.41% 0.41% 0.48% 0.50% Peer 1 Peer 2 Peer 3 Peer 4 STI Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10Peer 11 2014 2015 2016 0.50% 0.54% 0.55% 0.60% 0.65% 0.79% 0.85% 0.93% 0.97% 0.99% 1.00% 1.26% Peer 1 Peer 2 STI Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10Peer 11

3 STRONG CAPITAL POSITION SUPPORTS GROWTH

16 $138.4 $143.7 1Q 16 1Q 17 3.6% 4.5% SunTrust Traditional Banks Median STRONG CAPITAL POSITION SUPPORTS GROWTH Strong Capital Position 62% 73% 2015 2016 Increased Capital Returns Targeted M&A  LightStream (2012)  Lantana Oil & Gas Partners (2014)  MSR acquisitions (~$40 billion UPB since January 2014)  Pillar & Cohen Financial (2016) Organic Growth (Loan growth & investments outlined on slide 7) Average Loans ($B) Fully Phased-In CET11 Stressed Capital Erosion2 #3 of 20 Payout Ratio4 3 See appendix slide #22 for footnotes 9.5% ~8-9% Basel III CET1 Target Level

17 Note: 2016 Accomplishment figures refer to the YoY change of FY 2015 vs. FY 2016 RECAP: WHY INVEST IN SUNTRUST? • <60% Medium-Term (2019) tangible efficiency ratio goal → Will be achieved via revenue growth (see above) and disciplined expense management → Various strategies and initiatives underway to mitigate expense growth and improve operating leverage in 2017 and beyond – 6% net branch reduction in 1H 17 (vs. 12/31/16) → Continued digitization of client experience  5th consecutive year of efficiency improvements • Met 2016 goal: 65 bp reduction in tangible efficiency ratio relative to FY 2015 • Maintained focus on returns → $1 billion auto loan sale → Increased capital return Improving Efficiency & Returns • Continued opportunity to increase dividends and share buybacks • Continue to adhere to strong underwriting standards in order to drive strong CCAR performance and through-the-cycle returns • Evaluate targeted growth and acquisition opportunities  5th consecutive year of increased capital return • 15% increase in 2016 capital return → 9% increase in dividends per share → 22% increase in share repurchases • Completed acquisition of Pillar & Cohen Financial Strong Capital Position Investment Thesis Medium-Term Focus & Potential Strong & Diverse Franchise; Investing in Growth • Execute Wholesale Banking strategy (add expertise, acquire and deepen client relationships via capital markets and T&PS) • Continue to grow and invest in LightStream and other consumer lending initiatives • Increase advisory-oriented bankers and deepen relationships with mass affluent households • Servicing portfolio growth will partially buffer decline in mortgage production  5th consecutive year of EPS growth • 7% revenue growth driven by: → Broad-based loan and deposit growth → Continued momentum in capital markets (9th consecutive record year for investment banking income) → Market share gains in mortgage → Further increases in mobile adoption rates and digital sales 2016 Accomplishments 1 2 3

APPENDIX

19 2011 2012 2013 2014 2015 2016 Reported (GAAP) Basis Net Interest Income 5,065 5,102 4,853 4,840 4,764 5,221 Noninterest Income 3,421 5,373 3,214 3,323 3,268 3,383 Revenue 8,486 10,475 8,067 8,163 8,032 8,604 Noninterest Expense¹ 6,194 6,284 5,831 5,543 5,160 5,468 Efficiency Ratio 73.0% 60.0% 72.3% 67.9% 64.2% 63.6% Reconciliation: Net Interest Income 5,065 5,102 4,853 4,840 4,764 5,221 FTE Adjustment 114 123 127 142 142 138 Net Interest Income-FTE 5,179 5,225 4,980 4,982 4,906 5,359 Noninterest Income 3,421 5,373 3,214 3,323 3,268 3,383 Revenue-FTE 8,600 10,598 8,194 8,305 8,174 8,742 Efficiency Ratio-FTE 72.0% 59.3% 71.2% 66.7% 63.1% 62.6% Adjustment Items (Noninterest Income): 3Q-4Q 12 student / Ginnie Mae loan sale (losses) (92) Securities gains/(losses) 1,938 Pre-tax mortgage repurchase provision related to loans sold to GSEs prior to 2009 (371) GSE mortgage repurchase settlements (63) RidgeWorth sale 105 Adjusted Noninterest Income 3,421 3,898 3,277 3,218 3,268 3,383 Adjusted Revenue-FTE² 8,600 9,123 8,257 8,200 8,174 8,742 Noninterest Expense¹ 6,194 6,284 5,831 5,543 5,160 5,468 Adjustment Items (Noninterest Expense): Legacy affordable housing impairment 96 Charitable contribution of KO shares 38 Impact of certain legacy mortgage legal matters 323 324 Mortgage servicing advances allowance increase 96 Adjusted Noninterest Expense² 6,194 6,150 5,412 5,219 5,160 5,468 Amortization Expense 43 46 23 25 40 49 Adjusted Tangible Expenses² 6,151 6,104 5,389 5,194 5,120 5,419 Adjusted Efficiency Ratio-FTE³ 72.0% 67.4% 65.6% 63.7% 63.1% 62.6% Adjusted Tangible Efficiency Ratio-FTE³ 71.5% 66.9% 65.3% 63.3% 62.6% 62.0% RECONCILIATION: ADJUSTED EFFICIENCY RATIO (FTE) & ADJUSTED TANGIBLE EFFICIENCY RATIO (FTE) 1. In accordance with updated GAAP, amortization of affordable housing investments of $40 million, $39 million, and $49 million were reclassified and are now presented in provision for income taxes for the 2011, 2012, and 2013, respectively. Previously, the amortization was presented in other noninterest expense 2. Adjusted revenue and expenses are provided as they remove certain items that are material and/or potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions 3. Represents adjusted noninterest expense / adjusted revenue – FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (0.50%), (0.50%), (0.28%), (0.30%), (0.49%), and (0.56%) for 2011, 2012, 2013, 2014, 2015, and 2016, respectively Note: 2011, 2012, 2013, and 2014 values represent the adjusted efficiency ratio and adjusted tangible efficiency ratio, 2015 and 2016 represent reported efficiency ratio and reported tangible efficiency ratio

20 RECONCILIATION: COMMON EQUITY TIER 1 RATIO1 1. The Common Equity Tier 1 ratio is subject to certain phase-in requirements under Basel III beginning in 2015, and as such we have presented a reconciliation of the Common Equity Tier 1 ratio as calculated considering the phase-in requirements (Common Equity Tier 1 – Transitional) to the fully phased-in ratio. All figures are estimated at the time of the earnings release and subject to revision 2. Primarily includes the phase-out from capital of certain DTAs, the overfunded pension asset, and other intangible assets 3. Primarily relates to the increased risk weight to be applied to mortgage servicing assets on a fully phased-in basis Note: Totals may not foot due to rounding 1Q 17 Common Equity Tier 1 – Transitional $16.8 Adjustments2 (0.0) Common Equity Tier 1 – Fully phased-in $16.8 Risk-weighted Assets: Common Equity Tier 1 – Transitional $173.8 Adjustments3 2.6 Risk-weighted Assets: Common Equity Tier 1 – Fully phased-in $176.4 Common Equity Tier 1 – Transitional 9.7% Common Equity Tier 1 – Fully phased-in 9.5%

21 RECONCILIATION OF EARNINGS PER SHARE ($ in millions, except per share amounts) 2012 2013 Net income available to common shareholders $1,931 $1,297 Significant items impacting the year: Operating losses related to recognition of certain mortgage-related legal matters - 323 Mortgage repurchase provision related to repurchase settlements - 63 Provision for unrecoverable servicing advances - 96 Securities gains related to sale of Coke stock (1,938) - Mortgage repurchase provision 371 - Charitable expense related to the Coke stock contribution 38 - Provision for credit losses related to NPL sales 172 - Losses on sale of guaranteed loans 92 - Valuation losses related to planned sale of Affordable Housing investments 96 - Tax (benefit)/expense related to above items 416 (190) Net tax benefit related to subsidiary reorganization and other - (113) Net income available to common shareholders, excluding significant items impacting the year $1,178 $1,476 Net income per average common share, diluted $3.59 $2.41 Net income per average common share, diluted, excluding significant items impacting the year $2.19 $2.74

22 FOOTNOTES Slide #3: 1. Assets, loans, deposits, client, and teammate data as of March 31, 2017; market capitalization as of May 10, 2017 2. Rank is amongst U.S. bank holding companies and excludes non-traditional banks. Asset and loan rankings are sourced via bank holding company regulatory filings (Y-9C) and are as of December 31, 2016. Deposit rankings are sourced via FDIC deposit market share data, and are as of June 30, 2016, pro-forma for completed and pending mergers and acquisitions 3. Represents full-time equivalent employees 4. Source: SNL Financial, as of June 30, 2016, based on top 10 MSAs (by deposits) for each institution, pro-forma for completed and pending mergers and acquisitions. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs Note: Peer group includes BAC, BBT, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC Slide #4: 1. Source: Bureau of Labor Statistics. Represents the MSAs with the highest job growth percentages from FY 2009 to September 2016 2. Source: Bureau of Economic Analysis. Represents GDP in 2016 as % of total US GDP for GA, FL, NC, SC, TN, MD, VA, DC, KY Slide #10: 1. LightStream portfolio average balances for 1Q 16 and 1Q 17 2. For the three months ended March 31, 2017. Rates range from 2.19% to 17.49% depending on loan purpose, amount, term and credit profile 3. Represents FICO at the time of origination Slide #13: 1. Data as of March 31, 2017. Consumer Lending includes consumer direct loans (other than student guaranteed), consumer indirect loans and consumer credit cards. Guaranteed includes guaranteed student loans and guaranteed residential mortgages. Construction includes both commercial and residential construction. Note: totals may not foot due to rounding 2. Return on average common shareholders’ equity was 6.3% and 8.3% for 2013 and the 12 months ended March 31, 2017, respectively. The effect of excluding intangible assets, excluding MSRs, was 3.1% and 2.7% for 2013 and the 12 months ended March 31, 2017, respectively 3. Not including real estate loans which are classified as C&I 4. Represents weighted average score as of March 31, 2017. Includes consumer loans, home equity, and residential mortgage. Excludes guaranteed loans Slide #16: 1. The CET1 ratio on a fully phased-in basis at March 31, 2017 is estimated. Please see Appendix slide #20 to reconcile to GAAP CET1 ratio 2. Represents the difference between the starting and minimum Basel III Common Equity Tier 1 Ratios resulting from the Federal Reserve’s 2016 CCAR severely adverse scenario 3. CCAR 2016 Traditional Banks include BAC, BANCW, BBT, BBVA, BMO, C, CFG, CMA, FITB, HBAN, JPM, KEY, MTB, PNC, RF, STI, TD, USB, WFC, ZION 4. Payout Ratio = (Common Stock Dividends and Share Repurchases) / Net Income Available to Common Shareholders All Slides: Note: ‘LTM’ refers to the 12 months ended March 31, 2017 Slide #14: 1. Represents nonaccrual loans divided by total loans (excluding loans held for sale). Source: SNL as of March 31, 2017 2. Source: Federal Reserve (http://www.federalreserve.gov/bankinforeg/dfa-stress-tests.htm). Represents Federal Reserve’s estimate of loan losses over 9 quarters (as a % of average total loans) in a severely adverse economic scenario Note: Peer group includes: BAC, BBT, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC